Exhibit 99.2

PRESS RELEASE

For more information contact:

Prosperity Bancshares, Inc.®	Dan Rollins
Prosperity Bank Plaza	President and Chief Operating Officer
4295 San Felipe	281.269.7199
Houston, Texas 77027	dan.rollins@prosperitybanktx.com

FOR IMMEDIATE RELEASE

PROSPERITY BANCSHARES, INC.®

TO MERGE WITH

AMERICAN STATE FINANCIAL CORPORATION

HOUSTON, February 27, 2012. Prosperity Bancshares, Inc.® (NYSE: PB), the parent company of Prosperity Bank®, (collectively referred to as “Prosperity”) announced today the signing of a definitive merger agreement with American State Financial Corporation and its wholly owned subsidiary American State Bank (collectively referred to as “ASB”) whereby American State Bank will be merged with and into Prosperity Bank. This is the fourth transaction announced by Prosperity within the past few months.

American State Bank operates thirty-seven (37) banking offices in eighteen (18) counties across West Texas. As of December 31, 2011, ASB, on a consolidated basis, reported total assets of $3.08 billion, total loans of $1.21 billion and total deposits of $2.46 billion.

Under the terms of the definitive agreement, Prosperity will issue up to 8,525,000 shares of Prosperity common stock plus $178.5 million in cash for all outstanding shares of American State Financial Corporation capital stock, subject to certain conditions and potential adjustment.

W. R. Collier, Chairman and Chief Executive Officer of ASB will become a director of Prosperity Bancshares and serve the combined entity as Senior Chairman – West Texas Area. Michael F. Epps, ASB’s President, will become Chairman – West Texas Area and will be responsible for the day to day operations and management of all West Texas locations. Tony Whitehead, ASB’s Lubbock Division President, will become President – West Texas Area and will be responsible for credit approval in West Texas. Additionally, all Lubbock area locations will continue to report to Mr. Whitehead. Gary Galbraith, ASB’s Abilene Division President, will continue to be responsible for all locations in the Abilene Region. Mike Marshall, ASB’s Midland/Odessa Division President, will continue to be responsible for all locations in the Midland/Odessa Region. Finally, E. K. Hufstedler, ASB’s Metroplex Division President, will continue to manage the former ASB locations in the DFW Metroplex.

In addition, Scott Collier, Mark Kirkpatrick, Van May and Don Pickering will be joining the Board of Directors of Prosperity Bank upon the completion of the merger. Mr. Collier is in the construction business. Mr. Kirkpatrick is a rancher and is also in the oil and gas business. Mr. May is in agribusiness and Mr. Pickering is in manufacturing.

“We are very excited to be able to become partners with American State Bank. Mr. Collier and his team have built a fantastic bank in West Texas and we believe our banks will fit together nicely” commented David Zalman, Chairman and Chief Executive Officer of Prosperity. “The customers of American State Bank will be able to use any of our locations across the state of Texas after the merger. Following the merger, Prosperity will have two-hundred fifteen (215) banking centers across the state.”

“Prosperity’s conservative lending philosophy is a perfect fit for American State Bank and our combined size and geographic presence provide both organizations with entry into new markets that will allow for growth and diversification,” said W.R. Collier, Chairman and Chief Executive Officer of ASB. “For nearly 64 years ASB has offered community banking at its best and now with our partnership with Prosperity Bank, we will be able to continue the legacy of service that began in 1948.”

The merger has been approved by the Boards of Directors of both companies and is expected to close during the third quarter of 2012, although delays may occur. The transaction is subject to certain conditions, including the approval by American State Financial’s shareholders and customary regulatory approvals. Operational integration is anticipated to begin during the third quarter of 2012.

ASB was advised in this transaction by Sandler O’Neill + Partners, L.P. as financial advisor and Hunton & Williams LLP as legal counsel. Keefe, Bruyette & Woods, Inc. was the financial advisor and Bracewell & Guiliani LLP was legal counsel to Prosperity.

In addition to the information contained within this announcement, an Investor Presentation has been posted on Prosperity’s website (www.prosperitybanktx.com) containing additional information regarding this merger.

Prosperity Bancshares, Inc.®

Prosperity Bancshares Inc.®, recently named “America’s Best Bank” by Forbes is a $9.8 billion Houston, Texas based regional financial holding company, formed in 1983. Operating under a community banking philosophy and seeking to develop broad customer relationships based on service and convenience, Prosperity offers a variety of traditional loan and deposit products to its customers, which consist primarily of small and medium sized businesses and consumers. In addition to established banking products, Prosperity offers a complete line of services including: Internet Banking services at http://www.prosperitybanktx.com, Retail Brokerage Services, MasterMoney Debit Cards, and 24 hour voice response banking. Prosperity currently operates one hundred seventy five (175) full service banking locations; fifty-nine (59) in the Houston area; twenty (20) in the South Texas area including Corpus Christi and Victoria; thirty-one (31) in the Dallas/Fort Worth area; twenty-one (21) in the East Texas area; thirty-four (34) in the Central Texas area including Austin and San Antonio; and ten (10) in the Bryan/College Station area.

In connection with the proposed merger of American State Financial Corporation into Prosperity Bancshares, Prosperity Bancshares will file with the Securities and Exchange Commission a registration statement on Form S-4 to register the shares of Prosperity’s common stock to be issued to the shareholders of American State Financial Corporation. The registration statement will include a proxy statement/prospectus which will be sent to the shareholders of American State Financial Corporation seeking their approval of the proposed transaction.

WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT PROSPERITY, AMERICAN STATE FINANCIAL CORPORATION AND THE PROPOSED TRANSACTION.

In connection with the proposed merger of East Texas Financial Services, Inc. into Prosperity Bancshares, and the proposed merger of The Bank Arlington into Prosperity Bank, Prosperity Bancshares has filed with the Securities and Exchange Commission registration statements on Form S-4 to register the shares of Prosperity’s common stock to be issued to the stockholders of East Texas Financial Services and the shareholders of The Bank Arlington. Each registration statement includes a proxy statement/prospectus which was sent to the stockholders of East Texas Financial Services and the shareholders of The Bank Arlington, as applicable, seeking their approval of the proposed transaction.

WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH THE PROPOSED TRANSACTIONS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT PROSPERITY, EAST TEXAS FINANCIAL SERVICES, THE BANK ARLINGTON AND THE PROPOSED TRANSACTIONS.

Investors and security holders may obtain free copies of these documents through the website maintained by the Securities and Exchange Commission at http://www.sec.gov. Documents filed with the SEC by Prosperity will be available free of charge by directing a request by telephone or mail to Prosperity Bancshares, Inc., Prosperity Bank Plaza, 4295 San Felipe, Houston, Texas 77027 Attn: Investor Relations. Prosperity’s telephone number is (281) 269-7199.

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“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This release contains forward-looking statements within the meaning of the securities laws that are based on current expectations, assumptions, estimates and projections about Prosperity and its subsidiaries. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, many of which are outside of Prosperity’s control, that may cause actual results to differ materially from those expressed or implied by the forward-looking statements. These risks and uncertainties include but are not limited to whether Prosperity can: successfully identify acquisition targets and integrate the businesses of acquired companies and banks; continue to sustain its current internal growth rate or total growth rate; provide products and services that appeal to its customers; continue to have access to debt and equity capital markets; and achieve its sales objectives. Other risks include, but are not limited to: the possibility that credit quality could deteriorate; actions of competitors; changes in laws and regulations (including changes in governmental interpretations of regulations and changes in accounting standards); a deterioration or downgrade in the credit quality and credit agency ratings of the securities in Prosperity’s securities portfolio; customer and consumer demand, including customer and consumer response to marketing; effectiveness of spending, investments or programs; fluctuations in the cost and availability of supply chain resources; economic conditions, including currency rate fluctuations and interest rate fluctuations; weather; and the stock price volatility associated with “small-cap” companies. These and various other factors are discussed in Prosperity’s Annual Report on Form 10-K for the year ended December 31, 2010 and other reports and statements Prosperity has filed with the SEC. Copies of the SEC filings for Prosperity Bancshares® may be downloaded from the Internet at no charge from www.prosperitybanktx.com.

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